EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Wilshire Bancorp, Inc. (the “Company”) for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Joanne Kim, as Chief Executive Officer of the Company, and Alex Ko, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

WILSHIRE BANCORP, INC.

Date: November 8, 2010	By:	/s/ Joanne Kim
Joanne Kim
Chief Executive Officer

Date: November 8, 2010	By:	/s/ Alex Ko
Alex Ko
Chief Financial Officer